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                               EXHIBIT 10.14

                     SECOND MODIFICATION OF CREDIT AGREEMENT

      THIS MODIFICATION AGREEMENT is made and entered into as of the 25th day of September, 1995, by and between FIRST UNITED BANCORPORATION, a South Carolina corporation (hereinafter referred to as "Borrower") and BANK SOUTH, a Georgia banking corporation which is the successor by merger to Bank South, N.A., a national banking association (hereinafter referred to as "Bank").

                               Statement of Facts

      Borrower and Bank have previously entered into that certain Credit Agreement dated as of May 16, 1995 (hereinafter referred to as the "Credit Agreement").

      Borrower and Bank now desire to modify the Credit Agreement in certain respects, and entering into this agreement in order to modify the Credit Agreement as hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the foregoing premises, and the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

                               Statement of Terms

     1. Amendment of Section 8.10. (a) Section 8.10(f) of the Credit Agreement is hereby modified to read as follows:

            "(f) The borrower, Anderson and Spartanburg shall each have Net Income for each fiscal year of not less than 0.75% of its average assets for such fiscal year."

      2. Amendment of Exhibit E. The Exhibit E originally attached to the Credit Agreement and Exhibit E attached to the First Modification are hereby deleted in their entirety and the Exhibit E attached hereto is substituted in lieu thereof.

      3. Enforceability. Except as expressly modified and amended herein, the Credit Agreement is and shall remain in full force and effect. This modification agreement is not intended to be nor shall it constitute a novation of the Credit Agreement or of the indebtedness evidenced thereby or advanced thereunder, and Borrower hereby agrees that the Credit Agreement as modified and amended by this modification agreement constitutes the valid and binding obligation and agreement of Borrower, enforceable by Bank in accordance with its terms.

      4. Strict Compliance Notice. Bank hereby notifies Borrower that Bank intends to rely upon the strict terms and conditions of the Credit Agreement (as modified hereby) and the other Credit Documents and Bank expects that Borrower will strictly comply with the terms and conditions thereof from and after this date.

     5. Governing Law. This modification agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Georgia.

     6. Binding Effect. This modification agreement is binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.



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      IN WITNESS  WHEREOF,  Borrower has executed  this  modification  agreement under seal, and Bank has executed this modification agreement, all effective as of the day, month and year first above written.


                                                BORROWER:

[CORPORATE SEAL]                                FIRST UNITED BANCORPORATION

            s/William B. West                         s/Mason Y. Garrett
Attest:_________________________                By:___________________________
                                                   President



                                                BANK:

                                                BANK SOUTH


                                                      s/L. Douglas Higgins
                                                By:_____________________________
                                                   Correspondent Banking Officer


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                                    EXHIBIT E

                            COMPLIANCE CERTIFICATE OF
                           FIRST UNITED BANCORPORATION
                           AS OF _____________, 19___

      This certificate is delivered pursuant to Section 7.01 of that certain Credit Agreement, dated as of May 16, 1995 (said agreement, as amended or supplemented from time to time, is herein called the "Credit Agreement"), between First United Bancorporation (the "Borrower") and Bank South, ("Bank"). All capitalized terms used in this Certificate which are defined in the Credit Agreement are used in this Certificate with the same meanings provided in the Credit Agreement.

      I hereby certify, to the best of my knowledge and belief and in my representative capacity on behalf of the Borrower, to the Lender as follows:

     1. I am duly qualified and presently acting president or chief financial officer of the Borrower.

      2. I further certify that as of, and for the fiscal quarter ending on, the date of this certificate, and except as may be disclosed on Exhibit 1 attached hereto:

            (a) The Borrower's consolidated Primary Capital was $_____________ as of such date and the Borrower's consolidated Primary Capital was not less than $13,000,000 at any time during such fiscal period, and was not less than 7.5% of its consolidated total assets at any time during such fiscal period.

            (b) Anderson's Primary Capital was ___% of its total assets as of such date and such Primary capital was not less than 7.0% of its total assets at any time during such fiscal period.

            (c) Spartanburg's Primary Capital was ___% of its total assets as of such date and such Primary capital was not less than 6.5% of its total assets at any time during such fiscal period.

            (d) Anderson's Non-Performing Assets were ___% of the sum of its gross loans plus its other real estate owned as of such date and such Non-Performing Assets did not equal or exceed 2.5% of the sum of its gross loans plus its other real estate owned at any time during such fiscal period.

            (e) Spartanburg's Non-Performing Assets were ___% of the sum of its gross loans plus its other real estate owned as of such date and such Non-Performing Assets did not equal or exceed 2.5% of the sum of its gross loans plus its other real estate owned at any time during such fiscal period.

            (f) Each Bank Subsidiary's loan loss reserve was not less than 100% of its consolidated Non-Performing Assets (excluding other real estate owned) as of such date.

            (g) The Borrower's, Anderson's and Spartanburg's Net Income for its fiscal year ending on the date hereof was not less than 0.75% of its average assets for such fiscal year.

            (h) The Borrower's Cash Flow Ratio for the fiscal quarter ending on the date hereof was ____________: 1.0.

      3. No Default or Event of Default exists as of this date except as may be disclosed on Exhibit 1 attached hereto.

      I represent to the Bank that the foregoing information is true and correct to the best of my personal knowledge and belief and I have executed this Certificate in my representative capacity on behalf of the Borrower as of the day and year first above set forth.


                                          Name:_________________________________
                                             Title:_____________________________